Exhibit 10.7

180 LIFE SCIENCES CORP.

STRATEGIC ADVISOR AGREEMENT

This Strategic Advisor Agreement (the “Agreement”) is entered into effective as of July [__], 2025 (the “Effective Date”) by and between 180 Life Sciences Corp., a Delaware corporation with a principal place of business at 3000 El Camino Real, Building 4, Suite 200, Palo Alto, California 94306 (the “Company”), and [__________], a [__________] with a principal place of business located at [__________] (“Advisor”).

WHEREAS, Company was previously a clinical-stage biotechnology company and has recently begun a strategic pivot to enter the interactive entertainment and technology sector, with plans to strategically enter the online gaming industry, and desires to integrate an Ethereum (“ETH”) cryptocurrency and digital asset strategy (the “ETH Strategy”) as part of its treasury management strategy;

WHEREAS, Advisor is a leader in the digital asset industry; and

WHEREAS, the parties desire for Advisor to provide strategic advisory services regarding the digital asset ecosystem.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties agree as follows:

1. Services. Advisor’s services to the Company hereunder will consist of providing advice from time to time regarding the ETH Strategy, including on ETH purchase and staking strategies and such other areas as may be mutually determined by Advisor and the Company (the “Services”).

2. Compensation. The Company will grant to Advisor (a) a warrant to purchase [ ] shares of the common stock of the Company (the “Initial Warrant”), substantially in the form attached hereto as Exhibit A; and (b) in the event the Company consummates the Debt Offering (as defined in that certain Securities Purchase Agreement, dated July 29, 2025, by and among the Company and the Investors identified therein (the “Purchase Agreement”)) within sixty (60) days of the Closing (as defined in the Purchase Agreement), a warrant to purchase shares of the common stock of the Company (the “Subsequent Warrant” and collectively with the Initial Warrant, the “Warrants”), substantially in the form attached hereto as Exhibit B.

3. Independent Contractor Relationship. Advisor’s relationship with the Company is that of an independent contractor, and nothing in this Agreement is intended to, or should be construed to, create a partnership, agency or employee relationship. Without limiting the generality of the foregoing, Advisor is not authorized to bind the Company to any liability or obligation or to represent that Advisor has any such authority in connection with the Services. Advisor acknowledges and agrees that Advisor is obligated to report as income all compensation received by Advisor pursuant to this Agreement. Advisor agrees to and acknowledges the obligation to pay all self-employment and other taxes on such income. The Company and Advisor agree that Advisor will receive no Company-sponsored benefits from the Company pursuant to this Agreement. The parties acknowledge and agree that Advisor may from time to time have access to, material non-public information (“MNPI”) regarding the Company. Advisor agrees that it shall at all times comply with the Company’s code of ethics and that it will not use any MNPI for personal gain or in a manner that could violate applicable securities law or regulations. Advisor represents and warrants to the Company that Advisor (a) is aware such securities laws prohibit any person or entity who has material, nonpublic information concerning the Company from purchasing or selling securities of the Company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities; and (b) has established insider trading controls and procedures in compliance with applicable securities laws.

4. Taxes. The Company makes no representations or warranties with respect to the tax consequences of the payments and any other consideration provided to Advisor under the terms of this Agreement. Advisor agrees and understands that it is responsible for payment, if any, of local, state, federal and/or foreign taxes on the payments and any other consideration provided hereunder by the Company and any penalties or assessments thereon. Advisor agrees to indemnify and hold harmless the Company and its affiliates and their directors, officers and employees from and against all taxes, losses, damages, liabilities, costs and expenses, including attorneys’ fees and other legal expenses, arising from or in connection with (i) any obligation imposed on the Company to pay withholding taxes or similar items, or (ii) any determination by a court or agency that the Advisor is not an independent contractor pursuant to this Agreement.

5. Confidential Information.

5.1 Definition. “Confidential Information” Means non-public information regarding the disclosing party’s business affairs, products, services, confidential intellectual property, trade secrets, third-party confidential information and other sensitive or proprietary information, whether orally or in visual, written, electronic, or other form or media, and whether or not marked, designated, or otherwise identified as “confidential.”

5.2 Exclusions. Confidential Information does not include information that: (a) is or becomes publicly available without breach of this Agreement; (b) was known to the receiving party prior to disclosure; or (c) is independently developed by the receiving party without use of or reference to the disclosing party’s Confidential Information. In addition, the receiving party may disclose Confidential Information of the disclosing party to the extent the disclosure is required by law or order of a court or other governmental authority; provided, that the receiving party shall use commercially reasonable efforts to promptly notify the disclosing party prior to the disclosure to enable the disclosing party to seek a protective order or otherwise prevent or restrict the disclosure.

5.3 Treatment of Confidential Information. Advisor shall: (A) protect and safeguard the confidentiality of the Company’s Confidential Information with at least the same degree of care as the Advisor would protect its own Confidential Information, but in no event with less than a commercially reasonable degree of care; (B) not use the Company’s Confidential Information, or permit it to be accessed or used, for any purpose other than to perform its obligations under this Agreement; and (C) not disclose any such Confidential Information to any person or entity, except to the Advisor’s representatives who need to know the Confidential Information to assist the Company, or act on its behalf, to exercise its rights or perform its obligations under this Agreement. The Advisor shall be responsible for any breach of this Section 4.3 caused by any of its officers, directors, employees, agents, accountants, consultants and other representatives (collectively, “Representatives”). On the expiration or termination of this Agreement, the Advisor and its representatives shall promptly return to the Company all copies, whether in written, electronic or other form or media, of the Company’s Confidential Information, or destroy all such copies and, upon the Company’s written request, certify in writing to the Company that such Confidential Information has been destroyed.

5.4 Survival. The obligations under this Section 4 shall survive the termination or expiration of this Agreement for a period of two (2) years.

6. Term and Termination.

6.1 Term. This Agreement shall commence on the Effective Date and shall continue for a period of thirty (30) months, unless earlier terminated in accordance with this Section 5 (the “Term”).

6.2 Termination for Cause. Either party may terminate this Agreement immediately upon written notice if the other party materially breaches this Agreement and fails to cure such breach within ten (10) days after receiving written notice of the breach.

6.3 Termination by Mutual Agreement. Both parties may agree in writing to terminate this agreement by mutual agreement at any point during the Term.

7. Limitation of Liability.

7.1 Liability Cap. Each party’s total liability under this Agreement, whether in contract, tort, or otherwise, shall be limited to one thousand dollars ($1,000), provided, however, any liability resulting from the gross negligence or willful misconduct of a party shall not be limited.

7.2 Exclusion of Consequential Damages. Neither party shall be liable to the other party for any indirect, incidental, consequential, special, or punitive damages, including loss of profits or revenue, arising out of or related to this Agreement, even if advised of the possibility of such damages.

8. Representations and Warranties; Disclaimer; Indemnity.

8.1 Mutual Representations. Each party represents and warrants to each other that: (a) it has the full right, power, and authority to enter into and perform its obligations under this Agreement; and (b) its performance under this Agreement will not violate any applicable laws or regulations.

8.2 Disclaimer. Except as expressly set forth in this Agreement, Advisor makes no warranties, express or implied, including any warranties of merchantability or fitness for a particular purpose. Without limiting the foregoing, Advisor makes no representation or warranty regarding the results or effectiveness of its Services, including as to the value, yield or returns on investment in any digital assets purchased by the Company or other digital asset strategies.

8.3 Indemnity. The Company will indemnify and defend Advisor against any liability incurred in the performance of the Services to the fullest extent as allowed under law and the Company’s governing documents. Advisor shall be entitled to the protection of any insurance policies the Company maintains for the benefit of the Company against all costs, charges and expenses in connection with any action, suit or proceeding to which he may be made a party by reason of his affiliation with Company, its subsidiaries, or affiliates. It is understood and acknowledged that indemnification does not cover fraud, intentional misconduct, knowing violations of law, or material breaches of confidentiality by the Advisor.

9. Representations of the Advisor.

9.1 Securities Act Representations of Advisor. Advisor represents that it is either: (i) an “accredited investor” as defined in Rule 506(d) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) a “qualified institutional buyer” as defined in Rule 144A(a)(1) under the Securities Act. The Advisor hereby represents that neither it nor any of its Rule 506(d) Related Parties (as defined below) is a “bad actor” within the meaning of Rule 506(d) promulgated under the Securities Act. For purposes of this Agreement, “Rule 506(d) Related Party” shall mean a person or entity covered by the “Bad Actor disqualification” provision of Rule 506(d) of Regulation D under the Securities Act. Advisor is not acquiring the Warrants (together with the shares of common stock of the Company into which the Warrants are exercisable, the “Securities”) with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws. Advisor can bear the economic risk of investment in the Securities, has knowledge and experience in financial business matters, is capable of managing the risk of investment in the Securities. Advisor recognizes that the Securities have not been registered under the Securities Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Securities is registered under the Securities Act or unless an exemption from registration is available. Advisor has carefully considered and has, to the extent it believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for its particular tax and financial situation and its respective advisers, if such advisors were deemed necessary, has determined that the Securities are a suitable investment for it. Advisor has not been offered the Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to Advisor’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising. Advisor has had an opportunity to ask questions of and receive satisfactory answers from the Company, or persons acting on behalf of the Company, concerning the terms and conditions of the Securities and the Company, and all such questions have been answered to the full satisfaction of Advisor. Advisor is relying on its own investigation and evaluation of the Company and the Securities and not on any other information.

9.2 No Advice Regarding Securities. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding the Advisor’s receipt of the Securities, or Advisor’s sale of the Securities. Advisor is hereby advised to consult with its own personal tax, legal and financial advisors regarding its receipt of the Securities.

9.3 Legends. Advisor understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the Securities in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS.”

10. General Provisions.

10.1 Governing Law. This Agreement will be governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws.

10.2 Entire Agreement; Amendments and Waivers. This Agreement (including the Warrants referenced herein) sets forth the entire agreement and understanding between the parties relating to its subject matter and supersedes all prior discussions and agreements (whether oral or written) between the parties with respect thereto. No amendments or waivers to this Agreement will be effective unless in writing and signed by the party against whom such amendment or waiver is to be enforced. The failure of either party to enforce its rights under this Agreement at any time for any period will not be construed as a waiver of such rights.

10.3 Severability. If any provision of this Agreement is deemed void or unenforceable, such provision will nevertheless be enforced to the fullest extent allowed by law, and the validity of the remainder of this Agreement will not be affected.

10.4 Successors and Assigns. Neither party may assign or transfer any obligations under this Agreement without the written consent of the other party. Any attempt to do so will be void. Subject to the foregoing, this Agreement will be binding upon each party’s successors and permitted assigns.

10.5 Remedies. Each party acknowledges and agrees that violation of this Agreement may cause the other party irreparable harm and that the other party will therefore be entitled to seek extraordinary relief in court, including, but not limited to, temporary restraining orders, preliminary injunctions and permanent injunctions without the necessity of posting a bond or other security, in addition to any other rights or remedies that it may have for a breach of this Agreement. If any party brings any suit, action, counterclaim or arbitration to enforce or interpret the provisions of this Agreement, the prevailing party will be entitled to recover a reasonable allowance for attorneys’ fees and litigation expenses in addition to court costs.

10.6 Publicity. The Company shall not use Advisor’s name without its express written permission, and upon Advisor consent, may cite its relationship with the Company as its advisor, as long as any such usage is limited to reporting actual events or occurrences only.

10.7 Notices. All notices under this Agreement must be in writing and will be deemed given when delivered personally, one (1) day after being sent by nationally recognized courier service, or three (3) days after being sent by prepaid certified mail, to the address of the party to be noticed as set forth above or such other address as such party last provided to the other party by written notice.

10.8 No Presumption from Drafting. This Agreement has been negotiated at arm’s-length between persons knowledgeable in the matters set forth within this Agreement. Accordingly, given that all parties have had the opportunity to draft, review and/or edit the language of this Agreement, no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any action relating to, connected with or involving this Agreement. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Agreement against the party that has drafted it, is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to affect the intentions of the parties.

10.9 Review and Construction of Documents. Each party herein expressly represents and warrants to the other that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

10.10 Electronic Signatures and Counterparts. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Agreement and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

“Company”

180 LIFE SCIENCES CORP.

By:

Name:

Title:

“ADVISOR”

[_______________]

By:

Name:

Title:

180 Life Sciences Corp.

Strategic Advisor Agreement

EXHIBIT A

Form of Initial Warrant

[To be attached]

EXHIBIT B

Form of Subsequent Warrant

[To be attached]